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


                   INCORPORATED UNDER THE LAWS
                       OF THE STATE OF OHIO

  NUMBER                                                                                                          SHARES
(SPECIMEN)                                                                                                      (SPECIMEN)
                  THIS CERTIFICATE TRANSFERRABLE                          (PICTURE)
                        IN NEW YORK, N.Y.

                      SEE REVERSE FOR LEGEND
                                                                                                              SEE REVERSE FOR
                                                                                                            CERTAIN DEFINITIONS

                                                                                                                CUSIP 068798


                     (LOGO)                            R.G. BARRY CORPORATION

                  THIS CERTIFIES THAT:


                                                            (SPECIMEN)


                  IS THE OWNER OF:

                          FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE $1.00 EACH, OF


   (SEAL)


                  R.G. Barry Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

                       Witness the seal of the Corporation and the signatures of its duly authorized officers.

                  Dated:

                  Countersigned and Registered:
                              THE BANK OF NEW YORK
                                   (NEW YORK)
                  By                          Transfer Agent and Registrar.

                                                                                       (Signature)              (Signature)

                                                    Authorized Signature.               SECRETARY             CHAIRMAN OF THE BOARD

                             R. G. BARRY CORPORATION

         R. G. Barry Corporation will mail without charge to each shareholder who so requests in writing, within five days after receipt of such request, a copy of the expressed terms of each class of shares which R.
         G. Barry Corporation is authorized to issue. Such request should be addressed to the Transfer Agent or to R. G. Barry Corporation, P.O. Box 129, Columbus, Ohio 43216.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be continued as though they were written out in full according to applicable laws or regulations:

        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used though not in the above list.


For Value Received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________, Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated: ____________________________



                                     _______________________________________
                                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.


         This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between R.G. Barry Corporation (the "Company") and The Bank of New York (the "Rights Agent") dated as of February 19, 1998 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal office of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge within five days after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.